UST Corp.

                            __________________________

                            BUILDING A STRONGER AND

                           MORE ATTRACTIVE FRANCHISE

                            __________________________


                A FURTHER ASSEMBLY OF THE METROPOLITAN FRANCHISE
                       THROUGH THE ACQUISITION OF WALDEN
                BANCORP, WITH $1 BILLION IN ASSETS, 17 DESIRABLE
                   BRANCH LOCATIONS AND AN ATTRACTIVE BALANCE
                           SHEET MIX AND RISK PROFILE






                                August 30, 1996


























                                                                      UST Corp.

Walden Bancorp - Company Profit

- -    A $1 billion bank holding company which operates 17 banking offices through two subsidiary banks with offices in three Eastern Massachusetts
     Counties: Middlesex (8), Norfolk (7) and Plymouth (2)

- -    Financial Highlights:

       Total Assets        $1,051.7 MM    Equity Capital          $97.30 MM
       Total Loans           $636.3 MM    Total Shares           5,109.9 MM
       Total Deposits        $768.2 MM    Fully Diluted Shares   5,210.0 MM

- -    Loan and Deposit Data:

       Residential Mortgage   $361.9   57% Demand and NOW         $156.8 20%
       Commercial Mortgage    $172.8   27% Regular Savings        $191.8 25%
       Commercial Loans        $69.7   11% Money Market            $96.3 13%
       Other Loans             $31.9    5% Time Deposits          $323.3 42%

- -    Formed in 1995 through the combination of The Co-operative Bank of
     Concord and Braintree Savings Bank

- -     Above average ratios:
       Equity/assets             9.25%  Return on Assets            1.14%
       Tangible equity/assets    7.96%  Return of Equity           12.45%
       Net Interest Margin       4.09%  Efficiency Ratio           56.36%




















                                                                      UST Corp.

A More Attractive USTB Franchise

- -     Continued in-market Metropolitan expansion

- -     Fills-in Route 2 Corridor; extends South Shore/Route 3 Presence

- -     Strong  market  demographics  (Middlesex, Norfolk and Plymouth
      Counties)

- -     Improved  leverage and efficiency  (WLDN  efficiency  ratio 56%
      versus USTB @68%)

- -     Attractive Balance Sheet mix and risk profile

- -     Accretive to earnings after attaining save level of 21%

- -     Opportunity to exceed 35% saves on a prospective basis

- -     Adds to equity capital; accretive to book value

- -     Improved float; market cap increases to $450 million

- -     3 Directorships to be filled with Nominees from WLDN





















                                                                      UST Corp.

Transaction Summary

Terms: Fixed exchange ratio: 1.9 shares USTB per share of WLDN
                    No collars
                    19.9% Stock Option in place
                    Walkaway  provision - 15%  absolute  decline and 15%
                      relative decline to bank index

Accounting/Tax:     Pooling of interests; Tax-free exchange

Due Diligence:      Completed

Approvals:          Shareholders of each corporation
                    Federal Reserve
                    Commissioner of Banks

Targeted Closing:   First Quarter, 1997

Board Composition:  20 USTB, 3 WLDN

New Branches (17):  Arlington,  Braintree, Concord, Groton, Hanover,
                    Lexington, Littleton, Maynard, Quincy, North Quincy, Norwell & Randolph





















                                                                      UST Corp.

Transaction Pricing

Purchase Price per Share: $30.88 (USTB @ $16.25 X 1.9 shares)

Price to Market:              1.50 X

Price to Book:                1.69 X

Price to Tangible Book:       1.96 X

Price to Analyst 1996 EPS:   14.0 X

Price to Analyst 1997 EPS:   13.1 X

WLDN Fully Diluted Shares:    5.2 MM

Fixed Exchange Ratio:         1.9

New Shares Issued:            9.88 MM

Indicated Deal Value:         $161 MM























                                                                      UST Corp.

Stronger Metropolitan Franchise

                                    Branch                      Pro
(In thousands) (1)   USTB (2)    Purchase (3)      WLDN        Forma
                     --------    ------------      ----        -----

Total Assets       1,925,796       860,000     1,051,743    3,837,539

Total Loans        1,278,507       501,000       636,261    2,415,768

Total Deposits     1,416,268       860,000       768,229    3,044,497

Total Capital        181,545             0        97,255      278,800

Total Branches            28            20            17           65

Branch Locations: Middlesex - 8 Middlesex - 10  Middlesex - 8  Middlesex - 26
                    Norfolk - 8   Norfolk -  5    Norfolk - 7    Norfolk - 20
                    Suffolk - 8   Suffolk -  5    Suffolk - 0    Suffolk - 13
                      Essex - 4     Essex -  0      Essex - 0      Essex -  4
                   Plymouth - 0  Plymouth -  0   Plymouth - 2   Plymouth -  2

(1)   Financial data as of June 30, 1996

(2) USTB balance reflect pro forma sale of UST Bank/Connecticut announced on August 16, 1996

(3) Purchase of 20 BayBank and Bank of Boston Branches announced on June 18, 1996















                                                                       UST Corp

Balanced Loan and Deposit Mix

                                       Branch                 Pro
 (In thousands) (1)         USTB (2)   Purchase (3) WLDN     Forma   Percent
 ------------------         --------   ---------    ----     -----   -------


LOAN DATA:
  Commercial and Industrial  627,370   127,500    69,695    824,565     45%
  Industrial real estat      202,467             172,778    375,245     16%
  Residential mortgage        71,405   382,500   361,876    815,781     34%
  Home equity                 76,386              23,661    100,047      4%
  Indirect auto              228,701                   0    228,701      9%
  Other                                            8,251     71,429      3%
                              63,178
                           ---------   -------    ------  ---------    ----
    Total loans            1,269,507   510,000   636,261  2,415,768    100%

DEPOSIT DATA:
  Demand and NOW             466,490   378,400   156,800   1,001,690    33%
  Regular savings            231,655   189,200   191,782     612,637    20%
  Money Market               193,902   154,800    96,317     445,019    15%
  Time                       524,221   137,600   323,330     985,151    32%
                           ---------   -------   -------   ---------    ---

    Total deposits         1,416,268   860,000   768,229   3,044,497   100%

(1)   Financial data as of June 30, 1996

(2) USTB balances reflect pro forma sale of UST Bank/Connecticut announced on August 16, 1996

(3) Purchase of 20 BayBanks and Bank of Boston Branches announced on June 18, 1996










                                                                     UST Corp.

Accretive Expectations

                 1997        FULLY
               ANALYST      DILUTED         PRO FORMA WITH SAVES AT
              ESTIMATES      SHARES        25%        30%       35%
              ---------     --------    --------    -------    -------


USTB             $1.60       18,160     29,056    29,056       29,056

WLDN             $2.35        5,210     12,244    12,244       12,244
                                        ------    ------       ------

PRO FORMA, BEFORE SAVES                 41,300     41,300      41,300

WLDN NONINTEREST EXPENSE
  at $26 MM TIMES SAVE RATE              6,500      7,800       9,100

RELATED TAXES @ 40%                     -2,600     -3,120      -3,640
                                       -------    -------     -------

ESTIMATED PRO FORMA WITH SAVES          45,200     45,980      46,760
                                        ======     ======      ======

PRO FORMA SHARES (F/D)                  28,100     28,100      28,100

EARNINGS PER SHARES:
  USTB, BEFORE TRANSACTION                $1.60     $1.60       $1.60
  PRO FORMA, BEFORE SAVES                 $1.47     $1.47       $1.47
  PRO FORMA, WITH SAVES                   $1.61     $1.64       $1.66














                                                                      UST Corp.

One-Time Charges and Future Saves

    (In thousands)

    One-Time Restructuring              Future Saves

    Employment Agreements   $6,000      Personnel                $5,300

    Facilities and equipment 2,700      Marketing, supplies,
                                         professional, insurance,
                                         miscellaneous            2,000

    Redundant staff functions          Occupancy & equipment      1,000
      severance benefits     1,300
                                                                 $8,300
    Signage, supplies, etc.  1,000

    Other                    2,500

      Total                $13,500
























                                                                     UST Corp.

Supplemental Specifics

- -     Definitive Agreement approved by both Boards of Directors

- -     Acquiring  entity  will be UST  Corp.  under  the Bank  Holding
      Company Act

- -     Authorized  capital is sufficient  to  accomplish  transaction;
      would seek additional authorization

- -     Subsidiary Banks (Concord and Braintree) will be operated separately pending completion of the BKB/BBNK branch purchase, and will be subsequently merged with and into USTrust

- -     No anticipated branch closings; additive to existing franchise

- -     One-time  charges  for  change-in  control  buy-out  of  senior management

- -     Arthur Andersen, LLP serves as common Auditor to both companies

- -     Fox-Pitt, Kelton Inc. serves as USTB investment advisors

- -     PaineWebber serves as WLDN investment advisors





















                                                                      UST Corp.